UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 21, 2006

MedImmune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19131	52-1555759
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

One MedImmune Way, Gaithersburg, MD 20878

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 398-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

In a press release issued on June 21, 2006, MedImmune, Inc. (the “Company”) announced that it intends to offer convertible senior notes (the “Notes”) in a private offering, subject to market conditions and other factors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

In a press release issued on June 22, 2006, the Company announced that it priced the Notes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)       Exhibits.

See the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedImmune, Inc.

	By:	/s/ Atul Saran
Date: June 26, 2006		Atul Saran
Senior Director, Legal Affairs and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 21, 2006, titled “MedImmune to Offer $1 Billion Convertible Senior Notes”
99.2	Press Release dated June 22, 2006, titled “MedImmune Prices $1 Billion Convertible Senior Notes”